UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
August 14, 2002
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 9.   Regulation FD Disclosure

On August 14, 2002, the Registrant filed its Second Quarter 10-Q report, which filing was accompanied by the CEO and CFO certifications required by Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certifications which accompanied this filing are attached as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 14, 2002.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President
              General Counsel and Secretary

EXHIBIT 99.1

CERTIFICATION OF PERIODIC REPORT

     I, Norman W. Gayle, III, President and Chief Executive Officer of Vesta Insurance Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)        the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: /s/    August 13 , 2002

                                                                                                                                 /s/   Norman W. Gayle, III
                                                                                                                                    Norman W. Gayle, III
                                                                                                                             President and Chief Executive Officer
                                                                                                                            Vesta Insurance Group, Inc.

EXHIBIT 99.2

CERTIFICATION OF PERIODIC REPORT

     I, William Perry Cronin Senior Vice President and Chief Financial Officer of Vesta Insurance Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)        the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: /s/    August 13 , 2002

                                                                                                                                 /s/   W. Perry Cronin
                                                                                                                                    W. Perry Cronin
                                                                                                                             Senior Vice President and Chief Financial Officer
                                                                                                                            Vesta Insurance Group, Inc.